Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


                             The Montgomery Funds II

                        Supplement dated June 2, 2003 to
                       Prospectuses dated October 31, 2002

At a previously announced meeting, shareholders of The Montgomery Funds approved proposals to reorganize the following Montgomery Funds into certain Wells Fargo Funds and related proposals:


Current Montgomery Funds                      Corresponding Wells Fargo Funds
------------------------                      -------------------------------
o  Montgomery Global Tech, Telecom and        o  WF Specialized Technology Fund
   Media Fund
o  Montgomery Government Money Market Fund    o  WF Government Money Market Fund
o  Montgomery International Growth Fund       o  WF International Equity Fund
o  Montgomery Growth Fund                     o  WF Large Company Growth Fund
o  Montgomery Mid Cap Fund                    o  WF Mid Cap Growth Fund
o  Montgomery Emerging Markets Fund           o  WF Montgomery Emerging Markets Focus
                                                 Fund
o  Montgomery Emerging Markets Focus Fund     o  WF Montgomery Emerging Markets Focus
                                                 Fund
o  Montgomery Institutional Series: Emerging  o  WF Montgomery Institutional Emerging
   Markets Portfolio                             Markets Fund
o  Montgomery Short Duration Government       o  WF Montgomery Short Duration
   Bond Fund                                     Government Bond Fund
o  Montgomery Small Cap Fund                  o  WF Montgomery Small Cap Fund
o  Montgomery Total Return Bond Fund          o  WF Montgomery Total Return Bond Fund

It is anticipated that the reorganizations will take effect on June 6, 2003. Also, effective June 6, 2003, the current Montgomery Funds will be closed and will no longer accept investments.